SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                December 13, 1999
                        (Date of Earliest Event Reported)

AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

                   (Exact Name of Registrants as Specified in
                 Memorandum of Association or Trust Agreement)

Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

33-99970-01                                          13-3521640
(Commission File                                     (IRS Employer
Number)                                              Identification No.)

Airplanes Limited                                    Airplanes U.S. Trust
22 Grenville Street                                  1100 North Market Street
St. Helier                                           Rodney Square North
Jersey, JE4 8PX                                      Wilmington, Delaware
Channel Islands                                      19890-0001
(011 44 1534 609 000)                                (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.           Other Events

                  Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated December 15, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                    AIRPLANES LIMITED

Date: December 13, 1999                             /s/ Roy M. Dantzic*
                                                    -------------------
                                                    Director and Officer

Date: December 13, 1999                             AIRPLANES U.S. TRUST

                                                    /s/ Roy M . Dantzic*
                                                    --------------------
                                                    Controlling Trustee
                                                    and Officer

                                                    *By: /s/ Michael Walsh
                                                         ------------------
                                                         Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit A         -        Report to Certificateholders
Exhibit B         -        Power of Attorney for Airplanes Limited
Exhibit C         -        Power of Attorney for Airplanes U.S. Trust